DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Supplement Dated July 1, 2003

to the

Prospectus dated May 1, 2003

Effective immediately, we will not accept any purchase payment that is allocated to the fixed account in excess of $5,000, except the dollar cost averaging fixed account option. We also will not accept any purchase payment or transfer which would result in the account value in the fixed account exceeding $5,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2003